UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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LEGG MASON PARTNERS INCOME TRUST

(Name of Registrant(s) as Specified In Its Charter)

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IMPORTANT NEWS FOR SHAREHOLDERS OF WESTERN ASSET INTERMEDIATE MATURITY

CALIFORNIA MUNICIPALS FUND (the “Fund”)

We encourage you to read the full text of the enclosed Notice of Special Meeting of Shareholders (the “Notice”) and the Supplement, dated September 30, 2020 (the “Supplement”), to the Fund’s Proxy Statement, dated April 20, 2020 (the “Proxy Statement”), in combination with the Proxy Statement. For your convenience, we have provided answers to questions you may have below.

QUESTIONS AND ANSWERS

Q.	Why did you send me this mailing?

A.	We are sending you this mailing to advise you that:

• the Special Meeting of Shareholders of the Fund (the “Meeting”) originally called for July 14, 2020, and previously adjourned to September 25, 2020 at 4:30 p.m. Eastern Time, has been further adjourned to November 6, 2020 at 4:30 p.m. Eastern Time in order to solicit additional shareholder proxies; and

• the Board of Trustees of the Fund (the “Board”) has set a new record date of September 28, 2020 for determining those shareholders of the Fund entitled to notice of and to vote at the Meeting (or at any postponement or adjournment thereof). The Board had originally fixed the close of business on April 15, 2020 as the record date for the Meeting.

You are receiving these supplemental proxy materials because you own, directly or through a broker-dealer, bank, or other financial intermediary, shares of the Fund as of the close of business on the new record date of September 28, 2020. As such a shareholder, you have the right to vote all of such shares on the proposals to approve the Fund’s new management and subadvisory agreements.

Holders of record as of the close of business on September 28, 2020 who were not also holders of record as of the close of business on April 15, 2020 are receiving a copy of the Proxy Statement, the Notice, the Supplement, and a proxy card. Each shareholder who was a holder of record as of the close of business on September 28, 2020 and also April 15, 2020 is receiving copies of the Notice, Supplement, and a proxy card.

In conjunction with the Proxy Statement, the Notice and the Supplement describe the matters to be considered at the Meeting and provide related information. We encourage you to carefully read the full text of the Notice and Supplement in conjunction with the Proxy Statement.

Q.	When and where is the Meeting scheduled to be held?

A.

The Meeting is scheduled to reconvene on November 6, 2020 at 4:30 p.m. Eastern Time. As described in the Notice and the Supplement, the Meeting is being held in a virtual meeting format solely by means of remote communication at the following website: http://www.meetingcenter.io/249604861. To participate in the Meeting, shareholders of the Fund must enter the following password: LMOE2020. Please refer to the Notice for further instructions on joining the Meeting via the Internet. Shareholders are not required to attend the Meeting in person to vote on the proposals.

Q.	Why am I being asked to vote on new management and subadvisory agreements?

A.

Prior to July 31, 2020, the Fund’s investment manager and the Fund’s subadviser were subsidiaries of Legg Mason, Inc. (“Legg Mason”). On July 31, 2020, Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, acquired Legg Mason. Upon completion of the sale, the Fund’s investment manager and the subadviser became subsidiaries of Franklin Templeton. The sale resulted in what is commonly called a “change of control” of Legg Mason and caused the Fund’s management and subadvisory agreements to terminate in accordance with applicable law. The investment manager and subadviser continue to provide services to the Fund pursuant to interim contracts, pending approval by Fund shareholders of new management and subadvisory agreements. The new management and subadvisory agreements are identical to the previous agreements, except for the dates of execution, effectiveness and termination. Your Fund’s contractual management fee rates will not change as a result of the new agreements and the transaction has not resulted in any changes to the portfolio managers of your Fund or to your Fund’s investment objective or investment strategy.

Q.	How does the Fund’s Board recommend that shareholders vote?

A.	After careful consideration, the Fund’s Board recommends that shareholders vote FOR each proposal.

Q.	What happens if the new management and subadvisory agreements do not receive the required approval from the Fund’s shareholders?

A.

The Fund has been operating under interim management and subadvisory agreements since July 31, 2020. Such interim management and subadvisory agreements may expire on December 28, 2020. If the Fund’s new management and subadvisory agreements do not receive the required shareholder approvals by December 28, 2020, such new agreements will not go into effect at that time and the Board will consider what further action to take consistent with its duties under applicable law, which actions may include liquidation or other alternatives. Liquidation of the Fund could result in negative implications for long-term shareholders such as loss of shareholder value during a period of continued market volatility, as well as negative tax consequences.

Q.	If I was a shareholder of the Fund as of the close of business on the original record date and already executed a proxy card, do I need to take further action?

A.

No. Any proxy received by the Fund from a shareholder of record as of the close of business on the original record date of April 15, 2020 who is also a shareholder of record on the new record date of September 28, 2020 shall remain in full force and effect with respect to the number of shares held by such shareholder as of the close of business on the new record date set for the Meeting (September 28, 2020) unless explicitly revoked, or a later dated proxy is submitted, by the applicable shareholder. Previously submitted proxies are revocable. The previous submission of proxies also will not affect your right to vote in the event that you attend the Meeting. Please note, however, that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

Q.	Whom do I call if I have questions?

A.

If you need assistance voting, please call our proxy solicitor, Computershare Fund Services, at 866-904-8748. Please call Shareholder Services at 1-800-822-5544 with any questions you may have about the proposals to approve the new management and subadvisory agreements for the Fund or the enclosed Supplement.

For questions relating to participation at the Meeting by remote communication, please call Computershare Fund Services toll-free at (888) 888-0151.

Please see your proxy card for specific instructions on how to authorize a proxy to vote on your behalf via touch-tone telephone, by mail or via the Internet.

If you have not already done so, it is important that you authorize a proxy to vote your Fund shares promptly. This will help save the costs of further solicitation.

NOTICE OF ADJOURNED SESSION OF SPECIAL MEETING OF SHAREHOLDERS AND NEW RECORD

DATE

Legg Mason Partners Income Trust

Western Asset Intermediate Maturity California Municipals Fund

620 Eighth Avenue, 47th Floor

New York, NY 10018

Scheduled for November 6, 2020

NOTICE IS HEREBY GIVEN that the special meeting (the “Meeting”) of the shareholders of Western Asset Intermediate Maturity California Municipals Fund (the “Fund”), a series of Legg Mason Partners Income Trust (the “Trust”), originally called for July 14, 2020 and subsequently adjourned to September 25, 2020, has been further adjourned to 4:30 p.m., Eastern time on November 6, 2020. The reconvened Meeting on November 6, 2020 will be held in a virtual meeting format that is accessible solely by means of remote communication, described further below.

As described in the Fund’s Proxy Statement, dated April 20, 2020 (the “Proxy Statement”) the following matters (the “Proposals”) will be considered:

Proposal 1: To approve a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s current investment manager;

Proposal 2: To approve a new subadvisory agreement with Western Asset Management Company, LLC (“Western Asset”), the Fund’s current subadviser; and

Proposal 3: To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your Fund’s Board recommends that you vote “FOR” both proposals.

The Board of Trustees of the Fund (the “Board”) has set a new record date of September 28, 2020 for determining those shareholders of the Fund entitled to notice of and to vote at the Meeting (or at any postponement or adjournment thereof). Only holders of record at the close of business on that day will be entitled to vote at the Meeting (or at any postponement or adjournment thereof).

The Meeting will be reconvened at the following Meeting website: http://www.meetingcenter.io/249604861. To participate in the Meeting, shareholders of the Fund must enter the following password: LMOE2020. Shareholders must also enter the control number found on the applicable proxy card received. Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. For questions relating to participation at the Meeting by remote communication, please call the Computershare technical support number at (888) 888-0151.

If shares are held through an intermediary, such as a bank or broker, shareholders must register in advance to attend the Meeting. To register, shareholders must submit proof of their proxy power (legal proxy) reflecting their Fund holdings along with their name and email address to Computershare Fund Services (“Computershare”). Shareholders may forward an email from their intermediary or send an image of their legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 11:00 a.m. (Eastern Time) on November 3, 2020. Shareholders will receive a confirmation email from Computershare of the shareholder’s registration and a control number that will allow the shareholder to vote at the Meeting.

By Order of the Board of Trustees,

/s/ Marc De Oliveira

Marc De Oliveira

Secretary

September 30, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING SCHEDULED TO BE HELD ON NOVEMBER 6, 2020: THE PROXY STATEMENT,

THIS NOTICE, THE SUPPLEMENT, AND YOUR FORM OF PROXY CARD ARE AVAILABLE FREE

OF CHARGE AT HTTPS://WWW.PROXY-DIRECT.COM/LMF-31709

Legg Mason Partners Income Trust

Western Asset Intermediate Maturity California Municipals Fund

SUPPLEMENT TO THE PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

Dated September 30, 2020

The following information (this “Supplement”) supplements, amends and, to the extent inconsistent, supersedes the corresponding information in the Proxy Statement of Western Asset Intermediate Maturity California Municipals Fund (the “Fund”), a series of Legg Mason Partners Income Trust, a Maryland statutory trust, dated April 20, 2020 (the “Proxy Statement”), that addresses the Special Meeting of Shareholders of the Fund (the “Meeting”) originally called for July 14, 2020. The Proxy Statement was previously filed with the Securities and Exchange Commission and furnished to the Fund’s shareholders of record as of April 15, 2020 in connection with the solicitation of proxies by the Board of Trustees of the Fund (the “Board”). Capitalized terms used in this Supplement but not otherwise defined in this Supplement shall have the meanings given to them in the Proxy Statement.

The Meeting has been adjourned to November 6, 2020 at 4:30 p.m. Eastern Time. As previously announced, due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of the Fund’s shareholders, the Meeting will be held in a virtual meeting format and will be accessible solely by means of remote communication.

This Supplement contains important additional information and should be read in conjunction with the Proxy Statement. Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in casting your vote by proxy or at the Meeting.

This Supplement is first being furnished to the Fund’s Record Date (as defined below) shareholders on or about September 30, 2020.

The business to be considered and acted upon at the Meeting remains unchanged. The Meeting is being called for shareholders to consider and vote upon the approval of proposed new management and subadvisory agreements for the Fund. It is important to note that: (i) the terms and conditions of the new management and subadvisory agreements for the Fund are substantially identical to those of the Fund’s previous management and subadvisory agreements and (ii) the Fund’s contractual management and subadvisory fee rates are the same under its new management and subadvisory agreements.

All properly authorized proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of the new management and subadvisory agreements for the Fund.

The Board recommends that you vote “FOR” the proposals to approve new management and subadvisory agreements for the Fund. If you have already submitted your proxy card or authorized your proxy via touch-tone telephone, by mail or the Internet, no further action is required unless you would like to change your vote.

The Proxy Statement explains the proposals to approve new management and subadvisory agreements for the Fund in more detail, and we encourage you to review it carefully. As a shareholder, your vote is important, and we hope that you will respond as soon as possible to ensure that your shares will be represented and voted at the Meeting.

It is important that your shares be represented and voted at the Meeting. Whether or not you plan to attend the Meeting, please authorize a proxy to vote your shares as soon as possible if you have not already done so. We urge you to date, sign and return the proxy card in the postage-paid envelope provided to you, or to use the touch-tone telephone, by mail or Internet method of voting described on your proxy card even if you plan to attend the Meeting, so that if you are unable to attend the Meeting, your shares will be represented and voted. Voting now will not limit your right to change your vote or to attend the Meeting. You may revoke your proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at 100 International Drive, 3rd Floor, Baltimore, MD 21202 or by submitting a new proxy with a later date. If you attend the Meeting and vote during the Meeting, this action will revoke any previously delivered proxy as described in the Proxy Statement. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you received from the holder of record in order to vote your shares.

The Board has set the close of business on September 28, 2020 (the “Record Date”) as the record date for determining those shareholders entitled to vote at the Meeting (or any postponement or adjournment thereof), and only holders of record at the close of business on that day will be entitled to vote at the Meeting (or any postponement or adjournment thereof). The Board had originally fixed the close of business on April 15, 2020 as the record date. Each shareholder who is a holder of record as of the close of business on September 28, 2020 who was also a holder of record as of the close of business on April 15, 2020 is receiving a copy of the Notice, the Supplement, and a proxy card. The proxy card previously distributed to such shareholders may continue to be used to vote your shares in connection with the Meeting. Any proxy previously received by the Fund from a shareholder who was a holder of record as of the close of business on September 28, 2020 and also as of the close of business on April 15, 2020 shall remain in full force and effect with respect to the number of shares held by such shareholder as of the close of business on September 28, 2020 unless explicitly revoked, or a later dated proxy is submitted, by the applicable shareholder. Previously submitted proxies are revocable. The previous submission of proxies also will not affect your right to vote in the event that you attend the Meeting. Please note, however, that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

Holders of record as of the close of business on September 28, 2020 who were not also holders of record as of the close of business on April 15, 2020 are receiving copies of the Proxy Statement, the Notice, this Supplement, and a proxy card. Shareholders should carefully review the Proxy Statement, the Notice, and this Supplement in their entirety as they contain important information relating to the proposals to approve the new investment management and subadvisory agreements for the Fund and the Meeting. To save the expense of additional proxy solicitation, such shareholders are asked to mark their instructions on the enclosed proxy card, date and sign it, and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if they expect to attend the Meeting. Such shareholders also have been provided with the opportunity on the enclosed proxy card to give voting instructions via touch-tone telephone, by mail or the Internet, and are encouraged to take advantage of these prompt and efficient vote authorization options. The accompanying proxy is solicited on behalf of the Board, is revocable, and will not affect your right to vote in the event that you attend the Meeting. Please note that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

Information About the Interim Management and Subadvisory Agreements

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) serves as subadviser with respect to the Fund. The Board previously approved and implemented an interim management agreement between LMPFA and the Fund and an interim subadvisory agreement between LMPFA and Western Asset with respect to the Fund (together, the “Interim Agreements”), which each took effect upon the closing of Franklin Resources, Inc.’s acquisition of Legg Mason, Inc., the parent company of LMPFA and Western Asset (the “Transaction”). The Interim Agreements allow LMPFA and Western Asset to continue providing services to the Fund while shareholder approval of the new management and subadvisory agreements continues to be sought.

The terms of the Interim Agreements are substantially identical to those of the previous management and subadvisory agreements, except for the term and escrow provisions described below. The Interim Agreements will continue in effect for a term expected to end 150 days from the closing of the Transaction (the “150-day period”) or, if sooner, when the Fund’s shareholders approve the new management and subadvisory agreements. Pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended, (the “1940 Act”), compensation earned by LMPFA and Western Asset under their respective Interim Agreement is being held in an interest-bearing escrow account. If the Fund’s shareholders approve the new management and subadvisory agreements prior to the end of the 150-day period, the amount held in the escrow account under the Interim Agreements will be paid to LMPFA and Western Asset, as applicable. If the Fund’s shareholders do not approve the new management and subadvisory agreements prior to the end of the 150-day period, the Board will consider what further action to take consistent with its duties under applicable law, and LMPFA and Western Asset will be paid the lesser of its costs incurred in performing its services under the relevant Interim Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Board would consider what other appropriate arrangements may be made for the Fund, which could include its liquidation.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS TO

APPROVE THE NEW MANAGEMENT AND SUBADVISORY AGREEMENTS

ADDITIONAL INFORMATION

Share Ownership Information and Interest of Certain Persons in Matters to be Acted Upon

As of the Record Date, the Fund had 18,315,080.01 total shares outstanding and net assets of $161,446,105.97. Except as set forth in Appendix A to this Supplement, to the Fund’s knowledge, as of the Record Date, no person is the beneficial or record owner of five percent or more of the Fund’s outstanding shares. As of the Record Date, all of the Trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of each class of the Fund. Each member of the Board who is not an “interested person” (as defined in the 1940 Act) of the Fund, LMPFA or Western Asset (each, an “Independent Trustee” and collectively, the “Independent Trustees”) does not, as of the Record Date, own any securities of, or have any other material direct or indirect interest in Franklin Templeton or any of its affiliates.

Additional Information about Officers of the Fund

As of September 14, 2020, Thomas C. Mandia serves as Senior Vice President of the Fund and Marc De Oliveira serves as the Fund’s Secretary and Chief Legal Officer.

Appendix A

BENEFICIAL OWNERS OF MORE THAN 5% OF ANY CLASS OF THE FUND

As of September 18, 2020, to the best knowledge of the Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Fund indicated. Shareholders who beneficially own 25% or more of the outstanding shares of a Fund or who are otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Name and Address	Class	Number of Shares	Percent of Class
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET ST, ST LOUIS, MO 63103	A	768,692.564	8.00%
MORGAN STANLEY SMITH BARNEY LLC FBO CUST 1 NEW YORK PL FL 12, NY, NY 10004-1901	A	4,310,905.487	44.84%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA, PA 19406-1212	A	2,123,730.999	22.09%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY, NJ 07399-0001	C	1,407,887.520	32.66%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUST 211 MAIN STREET, SAN FRANCISCO, CA 94105-1905	C	378,869.927	8.79%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, ST LOUIS, MO 63103	C	351,797.310	8.16%
MORGAN STANLEY SMITH BARNEY LLC FBO CUST 1 NEW YORK PLAZA FL 12, NY, NY 10004-1901	C	1,492,445.526	34.62%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	227,270.305	5.15%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY, NJ 07399-0001	I	309,144.411	7.01%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG, FL 33716-1100	I	405,063.122	9.18%
NATIONAL FINANCIAL SERVICES CORP FBO CUST 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	718,745.565	16.29%
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATT MUTL FD OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS, MN 55402-1110	I	683,534.967	15.50%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA, NE 68103-2226	I	330,381.617	7.49%
MORGAN STANLEY SMITH BARNEY LLC FBO CUST 1 NEW YORK PLAZA FL 12, NY, NY 10004-1901	I	620,050.184	14.06%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUST 211 MAIN STREET, SAN FRANCISCO, CA 94105-1905	I	294,117.529	6.67%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE, FL 32246-6484	I	544,493.838	12.34%

007CFN10B5

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VIRTUAL MEETING at the following Website http://www.meetingcenter.io/249604861 on November 6, 2020 at 4:30 p.m. Eastern Time To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card The Password for this meeting is LMOE2020 Please detach at perforation before mailing. PROXY LEGG MASON PARTNERS INCOME TRUST WESTERN ASSET INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 6, 2020 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned, hereby appoints Jane E. Trust, Thomas C. Mandia, Jeanne M. Kelly, George P. Hoyt, Tara Gormel, Angela N. Velez, Todd Lebo, Rosemary D. Emmens, Harris Goldblat, and Marc De Oliveira and each of them, proxies with several powers of substitution, to attend the Special Meeting of Shareholders of Western Asset Intermediate Maturity California Municipals Fund scheduled to be held via live webcast at the following Website: http://www.meetingcenter.io/249604861 on November 6, 2020 at 4:30 p.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders dated September 30, 2020, the Supplement, dated September 30, 2020, to the Fund’s Proxy Statement, dated April 20, 2020 (the “Proxy Statement”), and the Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting. To participate in the Virtual Meeting, shareholders of the Fund must enter the 14-digit control number from the shaded box on this card. The Password for this meeting is LMOE2020. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast at the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 LMP_31709_092520 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held Virtually on November 6, 2020. The Proxy Statement and Proxy Card are available at: https://www.proxy-direct.com/lmf-31709 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. If no specific instructions are provided, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board recommends that you vote “FOR” the Proposals. 1. To approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC. FOR ☐ AGAINST ☐ ABSTAIN ☐ 2. To approve a New Subadvisory Agreement with Western Asset Management Company, LLC. FOR ☐ AGAINST ☐ABSTAIN 3. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below /    / Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx LMP1 31709 M xxxxxxxx